CNA Financial Corporation
Supplemental Financial Information

June 30, 2023

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Statements of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2023	2022 (1)	Change	2023	2022 (1)	Change
Revenues:
Net earned premiums	$2,347	$2,155	9%	$4,595	$4,214	9%
Net investment income	575	432	33	1,100	880	25
Net investment (losses) gains	(32)	(59)		(67)	(70)
Non-insurance warranty revenue	407	392		814	774
Other revenues	7	6		14	13
Total revenues	3,304	2,926	13	6,456	5,811	11
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits (re-measurement gain (loss) of $(33), $1, $(34) and $6)	1,779	1,601		3,432	3,079
Amortization of deferred acquisition costs	403	374		782	718
Non-insurance warranty expense	384	367		768	721
Other operating expenses	346	329		683	655
Interest	31	28		59	56
Total claims, benefits and expenses	2,943	2,699	(9)	5,724	5,229	(9)
Income (loss) before income tax	361	227		732	582
Income tax (expense) benefit	(78)	(37)		(152)	(97)
Net income (loss)	$283	$190	49%	$580	$485	20%
(1) As of January 1, 2023, the Company adopted Accounting Standards Update (ASU) 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI), using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended June 30	Three Months		Six Months
(In millions, except per share data)	2023	2022 (1)	2023	2022 (1)
Components of Income (Loss)
Core income (loss)	$308	$230	$633	$528
Net investment gains (losses)	(25)	(40)	(53)	(43)
Net income (loss)	$283	$190	$580	$485

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.13	$0.84	$2.33	$1.94
Net investment gains (losses)	(0.09)	(0.15)	(0.20)	(0.16)
Diluted earnings (loss) per share	$1.04	$0.69	$2.13	$1.78

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.2	271.7	271.2	271.8
Diluted	272.0	272.6	272.1	272.7

Return on Equity
Net income (loss) (2)	13.0%	8.1%	13.4%	9.7%
Core income (loss) (3)	10.2	7.6	10.4	8.6
(1) As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.
(2) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(3) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	June 30, 2023	December 31, 2022 (1)
Total investments	$44,435	$43,177
Reinsurance receivables, net of allowance for uncollectible receivables	5,581	5,416
Total assets	63,088	61,000
Insurance reserves:
Claim and claim adjustment expenses (2)	22,802	22,120
Unearned premiums	6,978	6,374
Future policy benefits (2)	13,666	13,480
Debt	3,176	2,781
Total liabilities	54,362	52,452
Accumulated other comprehensive income (loss) (3)	(3,425)	(3,598)
Total stockholders' equity	8,726	8,548

Book value per common share	$32.22	$31.55
Book value per common share excluding AOCI	$44.86	$44.83

Outstanding shares of common stock (in millions of shares)	270.9	270.9

Statutory capital and surplus - Combined Continental Casualty Companies (4)	$10,520	$10,572

Three Months Ended June 30	2023	2022
Net cash flows provided (used) by operating activities	$501	$608
Net cash flows provided (used) by investing activities	(909)	(302)
Net cash flows provided (used) by financing activities	280	(98)
Net cash flows provided (used) by operating, investing and financing activities	$(128)	$208

Six Months Ended June 30	2023	2022
Net cash flows provided (used) by operating activities	$937	$1,253
Net cash flows provided (used) by investing activities	(858)	(431)
Net cash flows provided (used) by financing activities	(200)	(786)
Net cash flows provided (used) by operating, investing and financing activities	$(121)	$36
(1) As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.
(2) In conjunction with the adoption of LDTI, at January 1, 2023, $3.0 billion of the long term care reserves for policyholders currently receiving benefits within the Life & Group segment were classified from Claim and claim adjustment expense to Future policy benefits. This change was applied retrospectively as of January 1, 2021.
(3) As of June 30, 2023 and December 31, 2022, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $(181) million and $(41) million.
(4) Statutory capital and surplus as of June 30, 2023 is preliminary.

Property & Casualty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2023	2022	Change		2023	2022	Change
Gross written premiums	$3,909	$3,715	5%		$7,529	$7,132	6%
Gross written premiums ex. 3rd party captives	2,986	2,676	12		5,710	5,130	11
Net written premiums	2,513	2,296	9		4,760	4,319	10

Net earned premiums	2,234	2,037	10		4,367	3,977	10
Net investment income	332	227	46		633	462	37
Non-insurance warranty revenue	407	392			814	774
Other revenues	7	5			14	13
Total operating revenues	2,980	2,661	12		5,828	5,226	12
Insurance claims and policyholders' benefits	1,406	1,233			2,755	2,415
Amortization of deferred acquisition costs	403	374			782	718
Non-insurance warranty expense	384	367			768	721
Other insurance related expenses	287	245			562	503
Other expenses	17	36			38	57
Total claims, benefits and expenses	2,497	2,255	(11)		4,905	4,414	(11)
Core income (loss) before income tax	483	406			923	812
Income tax (expense) benefit on core income (loss)	(109)	(89)			(203)	(174)
Core income (loss)	$374	$317	18%		$720	$638	13%

Other Performance Metrics
Underwriting gain (loss)	$138	$185	(25)%		$268	$341	(21)%

Loss & LAE ratio	62.6%	60.2%	(2.4)	pts	62.8%	60.4%	(2.4)	pts
Expense ratio	30.9	30.5	(0.4)		30.8	30.7	(0.1)
Dividend ratio	0.3	0.3	—		0.3	0.3	—
Combined ratio	93.8%	91.0%	(2.8)	pts	93.9%	91.4%	(2.5)	pts
Combined ratio excluding catastrophes and development	91.1%	90.8%	(0.3)	pts	91.0%	91.0%	—	pts

Net accident year catastrophe losses incurred	$68	$37			$120	$57
Effect on loss & LAE ratio	3.1%	1.8%	(1.3)	pts	2.7%	1.4%	(1.3)	pts

Net prior year development and other: (favorable) / unfavorable	$(6)	$(31)			$9	$(41)
Effect on loss & LAE ratio	(0.4)%	(1.6)%	(1.2)	pts	0.2%	(1.0)%	(1.2)	pts

Rate	5%	6%	(1)	pts	5%	6%	(1)	pts
Renewal premium change	7%	8%	(1)	pts	7%	9%	(2)	pts
Retention	86%	86%	—	pts	86%	84%	2	pts
New business	$555	$500	11%		$1,058	$951	11%

Specialty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2023	2022	Change		2023	2022	Change
Gross written premiums	$1,769	$1,904	(7)%		$3,549	$3,750	(5)%
Gross written premiums ex. 3rd party captives	961	973	(1)		1,847	1,858	(1)
Net written premiums	825	832	(1)		1,613	1,603	1

Net earned premiums	812	794	2		1,609	1,566	3
Net investment income	142	100	42		271	203	33
Non-insurance warranty revenue	407	392			814	774
Other revenues	—	—			—	1
Total operating revenues	1,361	1,286	6		2,694	2,544	6
Insurance claims and policyholders' benefits	476	458			942	904
Amortization of deferred acquisition costs	168	162			333	319
Non-insurance warranty expense	384	367			768	721
Other insurance related expenses	94	81			180	162
Other expenses	12	12			26	25
Total claims, benefits and expenses	1,134	1,080	(5)		2,249	2,131	(6)
Core income (loss) before income tax	227	206			445	413
Income tax (expense) benefit on core income (loss)	(50)	(45)			(97)	(89)
Core income (loss)	$177	$161	10%		$348	$324	7%

Other Performance Metrics
Underwriting gain (loss)	$74	$93	(20)%		$154	$181	(15)%

Loss & LAE ratio	58.3%	57.5%	(0.8)	pts	58.3%	57.5%	(0.8)	pts
Expense ratio	32.4	30.4	(2.0)		31.9	30.7	(1.2)
Dividend ratio	0.2	0.2	—		0.2	0.2	—
Combined ratio	90.9%	88.1%	(2.8)	pts	90.4%	88.4%	(2.0)	pts
Combined ratio excluding catastrophes and development	91.2%	89.2%	(2.0)	pts	90.6%	89.6%	(1.0)	pts

Net accident year catastrophe losses incurred	$—	$1			$—	$1
Effect on loss & LAE ratio	—%	0.1%	0.1	pts	—%	0.1%	0.1	pts

Net prior year development and other: (favorable) / unfavorable	$(2)	$(10)			$(2)	$(20)
Effect on loss & LAE ratio	(0.3)%	(1.2)%	(0.9)	pts	(0.2)%	(1.3)%	(1.1)	pts

Rate	(1)%	7%	(8)	pts	—%	8%	(8)	pts
Renewal premium change	—%	9%	(9)	pts	2%	9%	(7)	pts
Retention	89%	85%	4	pts	89%	85%	4	pts
New business	$120	$132	(9)%		$228	$277	(18)%

Commercial - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2023	2022	Change		2023	2022	Change
Gross written premiums	$1,719	$1,429	20%		$3,161	$2,637	20%
Gross written premiums ex. 3rd party captives	1,604	1,321	21		3,044	2,527	20
Net written premiums	1,329	1,134	17		2,517	2,135	18

Net earned premiums	1,120	974	15		2,166	1,878	15
Net investment income	165	113	46		314	231	36
Other revenues	6	4			13	12
Total operating revenues	1,291	1,091	18		2,493	2,121	18
Insurance claims and policyholders' benefits	745	615			1,439	1,193
Amortization of deferred acquisition costs	175	156			344	304
Other insurance related expenses	158	134			300	264
Other expenses	10	11			16	18
Total claims, benefits and expenses	1,088	916	(19)		2,099	1,779	(18)
Core income (loss) before income tax	203	175			394	342
Income tax (expense) benefit on core income (loss)	(44)	(37)			(84)	(72)
Core income (loss)	$159	$138	15%		$310	$270	15%

Other Performance Metrics
Underwriting gain (loss)	$42	$69	(39)%		$83	$117	(29)%

Loss & LAE ratio	66.2%	62.7%	(3.5)	pts	65.9%	63.0%	(2.9)	pts
Expense ratio	29.6	30.0	0.4		29.8	30.3	0.5
Dividend ratio	0.5	0.5	—		0.5	0.5	—
Combined ratio	96.3%	93.2%	(3.1)	pts	96.2%	93.8%	(2.4)	pts
Combined ratio excluding catastrophes and development	91.6%	92.0%	0.4	pts	91.8%	92.3%	0.5	pts

Net accident year catastrophe losses incurred	$59	$29			$103	$45
Effect on loss & LAE ratio	5.2%	3.0%	(2.2)	pts	4.7%	2.4%	(2.3)	pts

Net prior year development and other: (favorable) / unfavorable	$(4)	$(16)			$(4)	$(16)
Effect on loss & LAE ratio	(0.5)%	(1.8)%	(1.3)	pts	(0.3)%	(0.9)%	(0.6)	pts

Rate	8%	5%	3	pts	8%	5%	3	pts
Renewal premium change	11%	7%	4	pts	10%	8%	2	pts
Retention	85%	87%	(2)	pts	85%	86%	(1)	pts
New business	$343	$280	23%		$653	$508	29%

International - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2023	2022	Change		2023	2022	Change
Gross written premiums	$421	$382	10%		$819	$745	10%
Net written premiums	359	330	9		630	581	8
Net earned premiums	302	269	12		592	533	11
Net investment income	25	14	79		48	28	71
Other revenues	1	1			1	—
Total operating revenues	328	284	15		641	561	14
Insurance claims and policyholders' benefits	185	160			374	318
Amortization of deferred acquisition costs	60	56			105	95
Other insurance related expenses	35	30			82	77
Other expenses	(5)	13			(4)	14
Total claims, benefits and expenses	275	259	(6)		557	504	(11)
Core income (loss) before income tax	53	25			84	57
Income tax (expense) benefit on core income (loss)	(15)	(7)			(22)	(13)
Core income (loss)	$38	$18	111%		$62	$44	41%

Other Performance Metrics
Underwriting gain (loss)	$22	$23	(4)%		$31	$43	(28)%

Loss & LAE ratio	61.0%	59.5%	(1.5)	pts	63.1%	59.6%	(3.5)	pts
Expense ratio	31.2	32.1	0.9		31.5	32.4	0.9
Dividend ratio	—	—	—		—	—	—
Combined ratio	92.2%	91.6%	(0.6)	pts	94.6%	92.0%	(2.6)	pts
Combined ratio excluding catastrophes and development	89.1%	90.6%	1.5	pts	89.2%	91.0%	1.8	pts

Net accident year catastrophe losses incurred	$9	$7			$17	$11
Effect on loss & LAE ratio	3.1%	2.8%	(0.3)	pts	2.9%	2.0%	(0.9)	pts

Net prior year development and other: (favorable) / unfavorable	$—	$(5)			$15	$(5)
Effect on loss & LAE ratio	—%	(1.8)%	(1.8)	pts	2.5%	(1.0)%	(3.5)	pts

Rate	4%	6%	(2)	pts	4%	8%	(4)	pts
Renewal premium change	7%	10%	(3)	pts	7%	10%	(3)	pts
Retention	83%	84%	(1)	pts	83%	79%	4	pts
New business	$92	$88	5%		$177	$166	7%

Life & Group - Results of Operations

Periods ended June 30	Three Months		Six Months
(In millions)	2023	2022 (1)	2023	2022 (1)
Net earned premiums	$113	$118	$228	$238
Net investment income	229	201	443	413
Other revenues	—	1	—	—
Total operating revenues	342	320	671	651
Insurance claims and policyholders' benefits	344	311	655	615
Other insurance related expenses	31	29	60	60
Other expenses	—	2	1	5
Total claims, benefits and expenses	375	342	716	680
Core income (loss) before income tax	(33)	(22)	(45)	(29)
Income tax (expense) benefit on core income (loss)	13	13	22	25
Core income (loss)	$(20)	$(9)	$(23)	$(4)
(1) As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.

Corporate & Other - Results of Operations

Periods ended June 30	Three Months		Six Months
(In millions)	2023	2022	2023	2022
Net earned premiums	$—	$—	$—	$(1)
Net investment income	14	4	24	5
Other revenues	—	—	—	—
Total operating revenues	14	4	24	4
Insurance claims and policyholders' benefits	29	57	22	49
Other insurance related expenses	—	1	1	3
Other expenses	42	44	80	83
Total claims, benefits and expenses	71	102	103	135
Core income (loss) before income tax	(57)	(98)	(79)	(131)
Income tax (expense) benefit on core income (loss)	11	20	15	25
Core income (loss)	$(46)	$(78)	$(64)	$(106)

Investment Summary - Consolidated

	June 30, 2023		March 31, 2023		December 31, 2022
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$22,611	$(1,570)	$22,915	$(1,238)	$21,429	$(1,708)
States, municipalities and political subdivisions:
Tax-exempt	4,225	1	4,383	71	4,633	(45)
Taxable	3,585	(453)	3,618	(402)	3,684	(556)
Total states, municipalities and political subdivisions	7,810	(452)	8,001	(331)	8,317	(601)
Asset-backed:
RMBS	2,693	(440)	2,659	(407)	2,631	(442)
CMBS	1,583	(253)	1,631	(237)	1,635	(251)
Other ABS	3,248	(321)	3,165	(298)	2,927	(359)
Total asset-backed	7,524	(1,014)	7,455	(942)	7,193	(1,052)
U.S. Treasury and obligations of government-sponsored enterprises	127	(3)	124	(2)	110	(1)
Foreign government	651	(49)	609	(38)	575	(42)
Redeemable preferred stock	5	—	3	—	3	—
Total fixed maturity securities	38,728	(3,088)	39,107	(2,551)	37,627	(3,404)
Equities:
Common stock	205	—	206	—	185	—
Non-redeemable preferred stock	478	—	476	—	489	—
Total equities	683	—	682	—	674	—
Limited partnership investments:
Hedge funds	331	—	434	—	456	—
Private equity funds	1,689	—	1,548	—	1,470	—
Total limited partnership investments	2,020	—	1,982	—	1,926	—
Other invested assets	71	—	79	—	78	—
Mortgage loans	1,009	—	1,006	—	1,040	—
Short term investments	1,924	(1)	1,167	—	1,832	1
Total investments	$44,435	$(3,089)	$44,023	$(2,551)	$43,177	$(3,403)

Net receivable/(payable) on investment activity	$41		$(1)		$8

Effective duration (in years)	6.5		6.8		6.6
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	June 30, 2023		March 31, 2023		December 31, 2022
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,715	$(1,248)	$13,881	$(1,056)	$13,165	$(1,260)
States, municipalities and political subdivisions:
Tax-exempt	1,190	(190)	1,200	(175)	1,197	(211)
Taxable	1,954	(431)	1,955	(405)	1,986	(486)
Total states, municipalities and political subdivisions	3,144	(621)	3,155	(580)	3,183	(697)
Asset-backed:
RMBS	2,691	(440)	2,645	(407)	2,617	(442)
CMBS	1,554	(250)	1,602	(234)	1,606	(248)
Other ABS	2,648	(245)	2,564	(235)	2,374	(276)
Total asset-backed	6,893	(935)	6,811	(876)	6,597	(966)
U.S. Treasury and obligations of government-sponsored enterprises	126	(3)	123	(2)	109	(1)
Foreign government	623	(41)	580	(30)	546	(34)
Redeemable preferred stock	5	—	3	—	3	—
Total fixed maturity securities	24,506	(2,848)	24,553	(2,544)	23,603	(2,958)
Equities:
Common stock	205	—	206	—	185	—
Non-redeemable preferred stock	62	—	62	—	73	—
Total equities	267	—	268	—	258	—
Limited partnership investments:
Hedge funds	183	—	240	—	252	—
Private equity funds	935	—	857	—	814	—
Total limited partnership investments	1,118	—	1,097	—	1,066	—
Other invested assets	71	—	79	—	78	—
Mortgage loans	808	—	797	—	830	—
Short term investments	1,875	(1)	1,148	—	1,772	1
Total investments	$28,645	$(2,849)	$27,942	$(2,544)	$27,607	$(2,957)

Net receivable/(payable) on investment activity	$37		$(4)		$(3)

Effective duration (in years)	4.6		4.8		4.7
Weighted average rating	A		A		A

Investment Summary - Life & Group

	June 30, 2023		March 31, 2023		December 31, 2022
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,896	$(322)	$9,034	$(182)	$8,264	$(448)
States, municipalities and political subdivisions:
Tax-exempt	3,035	191	3,183	246	3,436	166
Taxable	1,631	(22)	1,663	3	1,698	(70)
Total states, municipalities and political subdivisions	4,666	169	4,846	249	5,134	96
Asset-backed:
RMBS	2	—	14	—	14	—
CMBS	29	(3)	29	(3)	29	(3)
Other ABS	600	(76)	601	(63)	553	(83)
Total asset-backed	631	(79)	644	(66)	596	(86)
U.S. Treasury and obligations of government-sponsored enterprises	1	—	1	—	1	—
Foreign government	28	(8)	29	(8)	29	(8)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	14,222	(240)	14,554	(7)	14,024	(446)
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	416	—	414	—	416	—
Total equities	416	—	414	—	416	—
Limited partnership investments:
Hedge funds	148	—	194	—	204	—
Private equity funds	754	—	691	—	656	—
Total limited partnership investments	902	—	885	—	860	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	201	—	209	—	210	—
Short term investments	49	—	19	—	60	—
Total investments	$15,790	$(240)	$16,081	$(7)	$15,570	$(446)

Net receivable/(payable) on investment activity	$4		$3		$11

Effective duration (in years)	9.9		10.1		9.9
Weighted average rating	A-		A-		A

Investments - Fixed Maturity Securities by Credit Rating

June 30, 2023	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$3	$—	$30	$(3)	$533	$(42)	$6,351	$(321)	$14,270	$(1,057)	$1,424	$(147)	$22,611	$(1,570)
States, municipalities and political subdivisions	—	—	1,190	(28)	4,651	(368)	1,671	1	297	(57)	1	—	7,810	(452)
Asset-backed:
RMBS	2,400	(330)	273	(113)	—	—	4	—	—	—	16	3	2,693	(440)
CMBS	—	—	425	(35)	620	(107)	209	(35)	256	(56)	73	(20)	1,583	(253)
Other ABS	—	—	395	(17)	221	(46)	1,263	(95)	1,207	(138)	162	(25)	3,248	(321)
Total asset-backed	2,400	(330)	1,093	(165)	841	(153)	1,476	(130)	1,463	(194)	251	(42)	7,524	(1,014)
U.S. Treasury and obligations of government-sponsored enterprises	127	(3)	—	—	—	—	—	—	—	—	—	—	127	(3)
Foreign government	—	—	179	(9)	360	(25)	81	(13)	31	(2)	—	—	651	(49)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	5	—	5	—
Total fixed maturity securities	$2,530	$(333)	$2,492	$(205)	$6,385	$(588)	$9,579	$(463)	$16,061	$(1,310)	$1,681	$(189)	$38,728	$(3,088)

Percentage of total fixed maturity securities	7%		6%		17%		25%		41%		4%		100%

Investments - Commercial Real Estate Exposure
Fixed Income and Direct Mortgage Loans

	June 30, 2023			June 30, 2023
(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)	(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)
Commercial mortgage-backed:			Corporate and other bonds - REITs:
Single asset, single borrower:			Retail	$455	$(48)
Office	$289	$(77)	Office	255	(30)
Retail	278	(38)	Industrial	86	(5)
Lodging	218	(20)	Other (1)	416	(39)
Industrial	90	(6)	Total corporate and other bonds - REITs (2)	$1,212	$(122)
Multifamily	51	(4)
Total single asset, single borrower	926	(145)
Conduits (multi property, multi borrower pools)	657	(108)
Total commercial mortgage-backed	$1,583	$(253)

	June 30, 2023			June 30, 2023
(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)	(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)
Commercial mortgage-backed:			Corporate and other bonds - REITs:
AAA	$425	$(35)	AA	$11	$(1)
AA	620	(107)	A	249	(13)
A	209	(35)	BBB	936	(106)
BBB	256	(56)	Non-investment grade	16	(2)
Non-investment grade	73	(20)	Total corporate and other bonds - REITs (2)	$1,212	$(122)
Total commercial mortgage-backed	$1,583	$(253)

	June 30, 2023
(In millions)	Carrying Value	Percentage of Total
Mortgage loans:
Retail	$470	44%
Office	255	25%
Industrial	131	13%
Other	183	18%
Total mortgage loans	$1,039	100%	(1) Other includes a diversified mix of property type strategies including self-storage, healthcare and apartments.
Less: Allowance for expected credit losses	(30)
Total mortgage loans - net of allowance	$1,009		(2) REITs - Real estate investment trusts

Components of Net Investment Income

Periods ended June 30	Consolidated
	Three Months		Six Months
(In millions)	2023	2022	2023	2022
Taxable fixed income securities	$444	$385	$874	$753
Tax-exempt fixed income securities	46	66	95	139
Total fixed income securities	490	451	969	892
Common stock	13	(21)	16	(31)
Limited partnerships - hedge funds	7	(35)	21	(45)
Limited partnerships - private equity funds	48	41	59	69
Total limited partnership and common stock investments	68	(15)	96	(7)
Other, net of investment expense	17	(4)	35	(5)
Net investment income	$575	$432	$1,100	$880

Effective income yield for fixed income securities portfolio	4.6%	4.3%	4.6%	4.3%
Limited partnership and common stock return	3.1	(0.7)	4.5	(0.3)

	Property & Casualty and Corporate & Other
Periods ended June 30
	Three Months		Six Months
(In millions)	2023	2022	2023	2022
Taxable fixed income securities	$272	$237	$533	$462
Tax-exempt fixed income securities	11	12	22	23
Total fixed income securities	283	249	555	485
Common stock	13	(21)	16	(31)
Limited partnerships - hedge funds	3	(20)	11	(25)
Limited partnerships - private equity funds	27	23	33	38
Total limited partnership and common stock investments	43	(18)	60	(18)
Other, net of investment expense	20	—	42	—
Net investment income	$346	$231	$657	$467

Effective income yield for fixed income securities portfolio	4.2%	3.7%	4.1%	3.7%

Periods ended June 30	Life & Group
	Three Months		Six Months
(In millions)	2023	2022	2023	2022
Taxable fixed income securities	$172	$148	$341	$291
Tax-exempt fixed income securities	35	54	73	116
Total fixed income securities	207	202	414	407
Common stock	—	—	—	—
Limited partnerships - hedge funds	4	(15)	10	(20)
Limited partnerships - private equity funds	21	18	26	31
Total limited partnership and common stock investments	25	3	36	11
Other, net of investment expense	(3)	(4)	(7)	(5)
Net investment income	$229	$201	$443	$413

Effective income yield for fixed income securities portfolio	5.5%	5.4%	5.5%	5.4%

Net Investment Gains (Losses)

Periods ended June 30	Consolidated
	Three Months		Six Months
(In millions)	2023	2022	2023	2022
Fixed maturity securities:
Corporate and other bonds	$(12)	$(30)	$(35)	$(27)
States, municipalities and political subdivisions	(3)	19	7	22
Asset-backed	(12)	(4)	(21)	(12)
Total fixed maturity securities	(27)	(15)	(49)	(17)
Non-redeemable preferred stock	3	(71)	(11)	(109)
Derivatives, short term and other	(2)	27	(1)	56
Mortgage loans	(6)	—	(6)	—
Net investment gains (losses)	(32)	(59)	(67)	(70)
Income tax benefit (expense) on net investment gains (losses)	7	19	14	27
Net investment gains (losses), after tax	$(25)	$(40)	$(53)	$(43)

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2023 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group (1)	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,976	$9,528	$2,502	$19,006	$704	$2,699	$22,409
Ceded	1,336	1,003	399	2,738	102	2,369	5,209
Net	5,640	8,525	2,103	16,268	602	330	17,200

Net incurred claim & claim adjustment expenses	474	742	185	1,401	10	44	1,455
Net claim & claim adjustment expense payments	(397)	(618)	(144)	(1,159)	(12)	(16)	(1,187)
Foreign currency translation adjustment and other	1	—	34	34	(12)	—	22

Claim & claim adjustment expense reserves, end of period
Net	5,718	8,648	2,178	16,544	588	358	17,490
Ceded	1,465	1,026	405	2,896	100	2,316	5,312
Gross	$7,183	$9,674	$2,583	$19,440	$688	$2,674	$22,802

Six months ended June 30, 2023 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group (1)	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,878	$9,395	$2,403	$18,676	$695	$2,749	$22,120
Ceded	1,315	965	400	2,680	101	2,410	5,191
Net	5,563	8,430	2,003	15,996	594	339	16,929

Net incurred claim & claim adjustment expenses	939	1,429	374	2,742	18	45	2,805
Net claim & claim adjustment expense payments	(785)	(1,212)	(254)	(2,251)	(24)	(26)	(2,301)
Foreign currency translation adjustment and other	1	1	55	57	—	—	57

Claim & claim adjustment expense reserves, end of period
Net	5,718	8,648	2,178	16,544	588	358	17,490
Ceded	1,465	1,026	405	2,896	100	2,316	5,312
Gross	$7,183	$9,674	$2,583	$19,440	$688	$2,674	$22,802
(1) In conjunction with the adoption of LDTI, at January 1, 2023, the Company reclassified $3.0 billion of the long term care reserves for policyholders currently receiving benefits from Claim and claim adjustment expense to Future policy benefits. This change was applied retrospectively as of January 1, 2021.

Life & Group Reserves Rollforward

Three months ended June 30, 2023 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of period	$602	$13,976	$14,578

Incurred claims and policyholders' benefits (1)	10	338	348
Benefit and expense payments	(12)	(327)	(339)
Change in discount rate assumptions and other (AOCI)	(12)	(321)	(333)

End of Period	$588	$13,666	$14,254

Six months ended June 30, 2023 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of period (2)	$594	$13,479	$14,073

Incurred claims and policyholders' benefits (1)	18	638	656
Benefit and expense payments	(24)	(629)	(653)
Change in discount rate assumptions and other (AOCI)	—	178	178

End of Period	$588	$13,666	$14,254
(1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note J to the Condensed Consolidated Financial Statements included under Part I, Item 1 of the Quarterly Report on Form 10-Q due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve under LDTI guidance.
(2) In conjunction with the adoption of LDTI, at January 1, 2023, the Company reclassified $3.0 billion of the long term care reserves for policyholders currently receiving benefits from Claim and claim adjustment expense to Future policy benefits. This change was applied retrospectively as of January 1, 2021.

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment includes the individual and group run-off long term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants.
•Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves.
•Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2022 Form 10-K for further discussion regarding how the Company manages its business.
•This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.
•For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•Management uses underwriting gain (loss), calculated using GAAP financial results, to monitor insurance operations of our Specialty, Commercial and International segments. Underwriting gain (loss) is pretax and calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.
•Pretax net prior year development and other represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Accounting Standards Update: In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. The updated accounting guidance requires changes to the measurement and disclosure of long-duration contracts. For the Company, this includes the run-off long term care business in the Life & Group segment. The Company adopted the new guidance effective January 1, 2023, using the modified retrospective method applied as of the transition date of January 1, 2021. All prior period amounts have been adjusted to reflect application of the new guidance. While the requirements of the new guidance represent a material change from legacy accounting, the new guidance does not impact capital and surplus under statutory accounting practices, cash flows or the underlying economics of the business. Additional information regarding the Company’s adoption of ASU 2018-12 and the impact to historical financial results is contained in the Company's Q1 2023 Financial Supplement, furnished on Form 8-K, on May 1, 2023 with the Securities and Exchange Commission.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful